Exhibit 10(o)

                          PURCHASE AND SALE AGREEMENT

                         Dated as of November 28, 2001

                                     among

                         THE ORIGINATORS NAMED HEREIN,

                           U.S. STEEL RECEIVABLES LLC

                                      and

                            UNITED STATES STEEL LLC,
                            as the initial Servicer

                               TABLE OF CONTENTS
                               -----------------

                                                                                             PAGE
                                   ARTICLE I

                         AGREEMENT TO PURCHASE AND SELL
1.1. Agreement to Purchase and Sell...........................................................2
1.2. Timing of Purchases......................................................................3
1.3. Consideration for Purchases..............................................................3
1.4. Purchase and Sale Termination Date.......................................................3
1.5. Intention of the Parties.................................................................3

                                   ARTICLE II

                          CALCULATION OF PURCHASE PRICE

2.1. Calculation of Purchase Price .......................................................... 4

                                  ARTICLE III

                          CONTRIBUTION OF RECEIVABLES;
                           PAYMENT OF PURCHASE PRICE

3.1. Contribution of Receivables .............................................................5
3.2. Initial Purchase Price Payment...........................................................5
3.3. Subsequent Purchase Price Payments.......................................................5
3.4. Settlement as to Specific Receivables....................................................6
3.5. Reconveyance of Receivables..............................................................7

                                   ARTICLE IV

                            CONDITIONS OF PURCHASES

4.1. Conditions Precedent to Initial Purchase.................................................7
4.2. Certification as to Representations and Warranties.......................................9
4.3. Addition of Originators..................................................................9

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS
5.1. Company Existence and Power ............................................................10
5.2. Company and Governmental Authorization: Contravention ................................. 10
5.3. Enforceability .........................................................................10
5.4. Valid Sale or Contribution .............................................................10
5.5. Litigation .............................................................................10
5.6. Accuracy of Information.................................................................11
5.7. Location ...............................................................................11
5.8. Bulk Sales Act..........................................................................11
5.9. Financial Condition.....................................................................11
5.10. Margin Regulations.....................................................................11
5.11. Quality of Title.......................................................................12
5.12. Trade Names............................................................................12
5.13. Taxes..................................................................................12
5.14. Licenses and Labor Controversie........................................................12
5.15. Reliance on Separate Legal Identity....................................................13
5.16. Purchase Price.........................................................................13
5.17. Investment Company Act.................................................................13

                                   ARTICLE VI

                          COVENANTS OF THE ORIGINATORS

6.1. Affirmative Covenants...................................................................13
6.2. Reporting Requirements..................................................................16
6.3. Negative Covenants......................................................................16

                                  ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

7.1. Rights of the Company...................................................................17
7.2. Responsibilities of Each Originator ....................................................18
7.3. Further Action Evidencing Purchases.....................................................18
7.4. Application of Collections..............................................................19

                                  ARTICLE VIII

                      PURCHASE AND SALE TERMINATION EVENTS

8.1. Purchase and Sale Termination Events....................................................19

8.2. Remedies................................................................................20

                                   ARTICLE IX

                                INDEMNIFICATION

9.1. Indemnities by the Originators .........................................................21

                                   ARTICLE X

                                 MISCELLANEOUS

10.1. Amendments, etc........................................................................22
10.2. Notices, etc...........................................................................23
10.3. No Waiver; Cumulative Remedies.........................................................23
10.4. Binding Effect; Assignability..........................................................23
10.5. Governing Law..........................................................................23
10.6. Costs, Expenses and Taxes .............................................................23
10.7. Submission to Jurisdiction.............................................................24
10.8. Waiver of Jury Trial...................................................................24
10.9. Captions and Cross References; Incorporation by Reference .............................24
10.10. Execution in Counterparts ............................................................25
10.11. Acknowledgment and Agreement .........................................................25

                                   SCHEDULES

SCHEDULE 5.12 Trade Names

                                    EXHIBITS
                                    --------

EXHIBIT A     Form of Purchase Report

EXHIBIT B     Form of Company Note

EXHIBIT C     Form of Joinder Agreement

                          PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of November 28, 2001, is
                                  ---------
among UNITED STATES STEEL LLC ("USS"), a Delaware limited liability company, as
                                ---
initial Servicer (in such capacity, the "Servicer") and as an Originator (USS,
                                         --------
and together with each other Person that is or from time to time becomes an Originator pursuant to Section 4.3 hereof, collectively, the "Originators" and
                       -----------                            -----------
each, individually, an "Originator") and U.S. STEEL RECEIVABLES LLC, a Delaware
                        ----------
limited liability company (the "Company"), as purchaser and contributee.
                                -------

                                  Definitions
                                  -----------

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Amended and Restated Receivables Purchase Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"),
                                              ------------------------------
among the Company, USS, as initial Servicer, the various CP Conduit Purchasers and Funding Agents from time to time party thereto and The Bank of Nova Scotia, as Collateral Agent.

                                   Background
                                   ----------

     1. The Company is a special purpose limited liability company, all of the membership interests of which are wholly-owned by USS.

     2. In order to finance their respective businesses, the Originators wish to sell certain Receivables and Related Rights from time to time to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase such Receivables and Related Rights from such Originators.

     3. The Company intends to sell to Collateral Agent (for the benefit of the Purchasers) an undivided variable percentage interest in its Receivables and Related Rights pursuant to the Receivables Purchase Agreement in order to finance its purchases of certain Receivables and Related Rights hereunder.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                         AGREEMENT TO PURCHASE AND SELL

     1.1. Agreement to Purchase and Sell. On the terms and subject to the
          ------------------------------
conditions set forth in this Agreement (including Article IV), and in
                                                  ----------
consideration of the Purchase Price, each Originator agrees to sell to the Company, and does hereby sell to the Company (subject to the interest created in favor of Liberty Street Funding Corp., as issuer under the terms of the Original Agreement (as defined in the Receivables Purchase Agreement) until the Original Agreement Outstanding Amounts (as defined in the Receivables Purchase Agreement) have been paid in full), and the Company agrees to purchase from such Originator, and does hereby purchase from such Originator, without recourse (except as otherwise provided herein) and without regard to collectibility, all of such Originator's right, title and interest in and to:

          (a) each Receivable of such Originator that existed and was owing to such Originator as of the close of such Originator's business on November 28, 2001 (the "Closing Date") (other than the Receivables and Related
                    ------------
     Rights contributed by USS to the Company pursuant to Sections 3.1, 3.2 and
                                                          ------------  ---
     3.3 (the "Contributed Receivables"));
     ---       -----------------------
          (b) each Receivable created or originated by such Originator from the close of such Originator's business on the Closing Date to and including the Purchase and Sale Termination Date;

          (c) all rights to, but not the obligations under, all Related
     Security;

          (d) all monies due or to become due with respect to any of the foregoing;

          (e) all books and records related to any of the foregoing;

          (f) all proceeds thereof (as defined in the applicable UCC) received on or after the date hereof including, without limitation, all funds which either are received by such Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments, if any, that such Originator or the Servicer (if other than Originator) applies in the ordinary course of its business to amounts owed in respect of any Receivable); and

          (g) all right, title and interest (but not obligations) in and to any deposit accounts or securities accounts (as such terms are defined in the applicable UCC) into which any Collections or other proceeds with respect to such Receivables may be deposited, and any related investment property (as such term is defined in the applicable UCC).

All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of each Originator set forth in this Agreement and each other Transaction Document. The Company's foregoing commitment to purchase such Receivables and the proceeds and rights described in subsections (c) through (g)
                                                     ----------- ---         ---
of this Section 1.1 (collectively, the "Related Rights") is herein called the
        -----------                     --------------
"Purchase Facility."
 -----------------

     1.2. Timing of Purchases.
          -------------------

     (a) Closing Date Purchases. Each Originator's entire right, title and
         ----------------------
interest in (A) (i) each Receivable that existed and was owing to Originator as of the close of such Originator's business on the Closing Date (other than the Contributed Receivables), and (ii) all Receivables hereafter existing or coming into existence, and (B) all Related Rights with respect thereto shall be deemed to have been sold to the Company on the Closing Date.

     (b) Regular Purchases. After the Closing Date, each Receivable created or
         -----------------
originated by each Originator and described in Section 1.1(b) hereof and all
                                               --------------
Related Rights shall be purchased and owned by the Company (without any further action) upon the creation or origination of such Receivable.

     1.3. Consideration for Purchases. On the terms and subject to the
          ---------------------------
conditions set forth in this Agreement, the Company agrees to make all Purchase Price payments to the respective Originators, and to reflect all contributions, in accordance with Article III.
                   -----------

     1.4. Purchase and Sale Termination Date. The "Purchase and Sale Termination
          ----------------------------------       -----------------------------
Date" shall be the earlier to occur of (a) the date of the termination of this
----
Agreement pursuant to Section 8.2 and (b) the Payment Date which is thirty (30)
                      -----------
days following the day on which the Servicer shall have given notice to the Company that the Originators desire to terminate this Agreement.

     As used herein, "Payment Date" means (i) the Closing Date and (ii) each
                      ------------
Business Day thereafter that the Originators are open for business.

     1.5. Intention of the Parties. It is the express intent of the parties
          ------------------------
hereto that the transfers of the Receivables and Related Rights by each Originator to the Company, as contemplated by this Agreement be, and be treated as, sales or contributions, as applicable, and not as loans secured by the Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transfers are deemed to be loans, such Originator hereby grants to the Company a security interest in all of such Originator's right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of such Originator's obligations hereunder.

                                   ARTICLE II

                         CALCULATION OF PURCHASE PRICE

     2.1. Calculation of Purchase Price. On the fifth Business Day after the
          -----------------------------
last day of each calendar month (the "Servicer Report Date"), the Servicer shall
                                      --------------------
deliver to the Company, each Funding Agent and each Originator a report in substantially the form of Exhibit A (each such report being herein called a
                          ---------
"Purchase Report") with respect to the matters set forth therein relating to
 ---------------
purchased Receivables:

          (a) in existence on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date), or

          (b) coming into existence during the period commencing on the Servicer Report Date immediately preceding such Servicer Report Date to (but not including) such Servicer Report Date (in the case of each subsequent Purchase Report).

The "Purchase Price" (to be paid to each Originator in accordance with the terms of Article III) for the Receivables and the Related Rights that are purchased hereunder shall be determined in accordance with the following formula:

     PP = OB X FMVD

     where:
     ------

     PP = Purchase Price for each Receivable as calculated on the relevant
          Payment Date.

     OB = the Outstanding Balance of such Receivable.

     FMVD =Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one divided by (b) the sum of (i) one, plus (ii) the product of(A) the Prime Rate on such Payment Date, and (B) a fraction, the numerator of which is the Days' Sales Outstanding (calculated as of the last day of the calendar month next preceding such Payment Date) and the denominator of which is 365.

     "Prime Rate" means a per annum rate equal to the "prime rate" as published
      ----------          ---------
in the "Money Rates" section of The Wall Street Journal or such other publication as determined by the Funding Agents in their discretion.

                                  ARTICLE III

                          CONTRIBUTION OF RECEIVABLES;
                           PAYMENT OF PURCHASE PRICE

     3.1. Contribution of Receivables. On the Closing Date, USS shall, and
          ---------------------------
hereby does, contribute to the capital of the Company, Receivables and Related Rights with respect thereto consisting of each Receivable of USS that existed and was owing to USS on the Closing Date, beginning with the oldest of such Receivables and continuing chronologically thereafter, and all or an undivided interest in the most recent of such contributed Receivables such that the aggregate Outstanding Balance of all such contributed Receivables shall be equal to $10,000,000.

     3.2. Initial Purchase Price Payment. On the terms and subject to the
          ------------------------------
conditions set forth in this Agreement, the Company agrees to pay to each Originator the Purchase Price for the purchase of Receivables to be made on the Closing Date (other than Contributed Receivables), (i) partially in cash in the amount of the proceeds of the purchase made by the Purchasers on the Closing Date under the Receivables Purchase Agreement, and (ii) partially (A) in the case of USS, as an Originator, by automatically accepting (and USS, without further action, other than any applicable company formalities in connection therewith, shall make and shall be deemed to have made) a capital contribution from USS to the Company of any Receivables and Related Rights transferred by USS to the Company on such date in excess of the portion of the Purchase Price for which the Company has available cash, and (B) in the case of all other Originators, if any, by issuing a promissory note in the form of Exhibit B to
                                                                 ---------
such Originator with an initial principal balance equal to the remaining Purchase Price (as each such promissory note may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called the "Company
                                                                    -------
Note").
----

     3.3. Subsequent Purchase Price Payments. On each Business Day falling after
          ----------------------------------
the Closing Date and on or prior to the Purchase and Sale Termination Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to each Originator the Purchase Price for the Receivables coming into existence on such Business Day, in cash, to the extent provided under the terms of the Receivables Purchase Agreement, and to the extent any of such Purchase Price remains unpaid, such remaining portion of such Purchase Price shall be paid by means of (i) in the case of USS, as an Originator, an automatic contribution to the capital (or in respect of membership interests) of the Company as described in clause (A) of Section 3.2(ii), above and (ii) in the
                        ---------     ---------------
case of all other Originators, if any, an automatic increase to the outstanding principal amount of the Company Note issued to such Originator.

     Servicer shall make all appropriate record keeping entries with respect to the Company Notes or otherwise to reflect the foregoing payments and to reflect adjustments pursuant to Section 3.4, and Servicer's books and records shall
                        -----------
constitute rebuttable presumptive evidence of the principal amount of and accrued interest on any Company Note at any time. Furthermore,

Servicer shall hold the Company Notes for the benefit of the applicable Originators, and all payments under the Company Notes shall be made to the Servicer for the account of the applicable payee thereof. Each applicable Originator hereby irrevocably authorizes Servicer to mark the Company Notes "CANCELLED" and to return such Company Notes to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

     3.4. Settlement as to Specific Receivables and Dilution.
          --------------------------------------------------

     (a) If on the day of purchase or contribution of any Receivable from any Originator hereunder, any of the representations or warranties set forth in
Section 5.3, 5.4 or 5.11 of such Originator is not true with respect to such
-----------  ---    ---
Receivable or as a result of any action or inaction of such Originator, on any day any of such representations or warranties set forth in Section 5.3, 5.4 or
                                                           -----------  ---
5.11 is no longer true with respect to such a Receivable (other than a
----
representation or warranty set forth in Section 5.11(c) or (d) which is no
                                        --------------     ---
longer true as a result of an Obligor's payment obligation being discharged in bankruptcy), then the Purchase Price (or in the case of a Contributed Receivable, the Outstanding Balance of such Receivable (the "Contributed
                                                             -----------
Value")) with respect to such Receivables shall be reduced by an amount equal to
-----
the Outstanding Balance of such Receivable and shall be accounted to such Originator as provided in subsection (c) below; provided, that if the Company
                          --------------        --------
thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to such Originator.

     (b) If, on any day, the Outstanding Balance of any Receivable (including any Contributed Receivable) purchased (or contributed) hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by any Originator, the Company or the Servicer or any offset, setoff or dispute between such Originator or the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of such Originator), then the Purchase Price or the Contributed Value, as the case may be, with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to Originator as provided in subsection (c) below.
                                          --------------

     (c) Any reduction in the Purchase Price (or Contributed Value) of any Receivable pursuant to subsection (a) or (b) above shall be applied as a credit
                       --------------    --
for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from such Originator hereunder; provided,
                                                                      --------
however if there are no purchases of Receivables from such Originator (or
-------
insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit:

          (i) shall be paid in cash to the Company by such Originator in the manner and for application as described in the following proviso, or

          (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note, if applicable, payable to such Originator to the extent permitted under Section 1(m) of
     Exhibit IV of the Receivables Purchase Agreement;

provided, further, that at any time (x) when a Termination Event or Unmatured
--------  -------
Termination Event exists under the Receivables Purchase Agreement or (y) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by such Originator to the Company by deposit in immediately available funds into the Collection Account for application to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

     (d) Each Purchase Report (other than the Purchase Report delivered on the Closing Date) shall include, in respect of the Receivables previously generated by each Originator (including the Contributed Receivables), a calculation of the aggregate reductions described in subsection (a) or (b) relating to such Receivables since the last Purchase Report delivered hereunder, as indicated on the books of the Company (or, for such period prior to the Closing Date, the books of the Originators).

     3.5. Reconveyance of Receivables. In the event that an Originator has paid
          ---------------------------
to the Company the full Outstanding Balance of any Receivable pursuant to
Section 3.4, the Company shall reconvey such Receivable to such Originator,
-----------
without representation or warranty, but free and clear of all liens created by the Company.

                                   ARTICLE IV

                            CONDITIONS OF PURCHASES

     4.1. Conditions Precedent to Initial Purchase. The initial purchase
          ----------------------------------------
hereunder is subject to the condition precedent that the Company shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form, substance and date satisfactory to the Company:

          (a) A copy of the resolutions of the Board of Directors of each Originator approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator;

          (b) Good standing certificates for each Originator issued as of a recent date acceptable to Servicer by the Secretary of State of the jurisdiction of such Originator's incorporation and the jurisdiction where such Originator's chief executive office is located;

          (c) A certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Originator's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Company and Servicer (if other than such Originator) may conclusively rely until such time as the Company and the Servicer shall receive from such Originator a revised certificate meeting the requirements of this subsection (c));
                                      ---------------

          (d) The articles of incorporation of each Originator, duly certified by the Secretary of State of the jurisdiction of such Originator's incorporation as of a recent date acceptable to Servicer, together with a copy of the by-laws of such Originator, each duly certified by the Secretary or an Assistant Secretary of such Originator;

          (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed or authorized, as applicable, and name each Originator as the debtor/seller and the Company as the secured party/purchaser (and the Collateral Agent as assignee of the Company) of the Receivables generated by such Originator and Related Rights or other, similar instruments or documents, as may be necessary or, in Servicer's or any Funding Agent's opinion, desirable under the UCC of all appropriate jurisdictions or any comparable law of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and Related Rights in which an ownership interest may be assigned to it hereunder;

          (f) A written search report from a Person satisfactory to Servicer and the Funding Agents listing all effective financing statements that name any Originator as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (e), together
                                                       --------------
     with copies of such financing statements (none of which, except for those described in the foregoing subsection (e), shall cover any Receivable or
                                --------------
     any Related Right), and tax and judgment lien search reports from a Person satisfactory to Servicer and the Funding Agents showing no evidence of any liens filed against any Originator with respect to the Receivables or Related Rights;

          (g) Favorable opinions of counsel to the Originators, in form and substance satisfactory to the Company and the Funding Agents;

          (h) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company's satisfaction; and

          (i) A certificate from an officer of each Originator to the effect that Servicer and Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO U.S. STEEL RECEIVABLES LLC PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF NOVEMBER 28, 2001, AMONG UNITED STATES STEEL LLC, THE ORIGINATORS NAMED THEREIN AND U.S. STEEL RECEIVABLES LLC; AND AN INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO THE BANK OF NOVA SCOTIA, AS COLLATERAL AGENT, PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 28, 2001, AMONG UNITED STATES STEEL LLC, U.S. STEEL RECEIVABLES LLC, THE VARIOUS CP CONDUIT PURCHASERS, COMMITTED PURCHASERS AND FUNDING AGENTS FROM TIME TO TIME PARTY THERETO AND THE BANK OF NOVA SCOTIA, AS COLLATERAL AGENT."

     4.2. Certification as to Representations and Warranties. Each Originator,
          --------------------------------------------------
by accepting the Purchase Price related to the Receivables (and Related Rights) generated by such Originator, shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on
                                            ---------
and as of such day, with the same effect as though made on and as of such day.

     4.3. Addition of Originators. Additional Persons may be added as
          -----------------------
Originators hereunder, with the consent of the Company and the Funding Agents; provided that the following conditions are satisfied on or before the date of such addition:

          (i) The Servicer shall have given each Funding Agent and the Company at least thirty (30) days prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such information with respect to the receivables of such additional Originator as any Funding Agent shall have reasonably requested;

          (ii) such proposed additional Originator has executed and delivered to the Company and the Funding Agents an agreement substantially in the form attached hereto as Exhibit C (each, a "Joinder Agreement");
                        ---------           -----------------

          (iii) such proposed additional Originator has delivered to the Company and the Funding Agents each of the documents with respect to such Originator described in Section 4.1;
                             -----------

          (iv) unless the receivables intended to be sold by such Originator to the Company hereunder are Receivables, the related underlying goods of which, are and will continue to be generated by an already existing Originator, the Funding Agents shall (if required by the documents governing the commercial paper program of the CP Conduit

     Purchasers related to any such Funding Agent) have received a written statement from each of Moody's and Standard & Poor's confirming that the addition of such Originator will not result in a downgrade or withdrawal of the current ratings of the Notes of such Funding Agent's related CP Conduit Purchaser(s); and

          (v) the Purchase and Sale Termination Date shall not have occurred.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS

     In order to induce the Company to enter into this Agreement and to make purchases and accept contributions hereunder, each Originator, hereby makes with respect to itself the representations and warranties set forth in this Article
                                                                       -------
V.
-

     5.1. Company Existence and Power. Such Originator is an entity duly
          ---------------------------
organized, validly existing and in good standing under the laws of the state of its organization and has all necessary powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as currently conducted in each applicable jurisdiction.

     5.2. Company and Governmental Authorization: Contravention. The execution,
          -----------------------------------------------------
delivery and performance by such Originator of this Agreement and the other Transaction Documents to which it is a party (i) are within the its organizational powers, (ii) have been duly authorized by all necessary organizational action, (iii) require no action or authorization by or in respect of, or filing with, any governmental body, agency or official (other than the UCC filings referred to in Section 4.1, all of which have been filed on or
                           -----------
before the first purchase or contribution hereunder) and (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or by-laws (or applicable organizational documents) or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator or result in the creation or imposition of any Adverse Claim on any asset of such Originator or any of its Subsidiaries. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by such Originator.

     5.3. Enforceability. This Agreement and the other Transaction Documents to
          --------------
which it is a party are legal, valid and binding obligations of such Originator, enforceable against such Originator in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the extent that general equitable principles may limit the right to obtain the remedy of specific performance of the obligations hereunder and thereunder.

     5.4. Valid Sale or Contribution. Each sale or contribution, as the case may
          --------------------------
be, of Receivables and Related Rights made by such Originator pursuant to this Agreement shall constitute a valid sale or contribution, as the case may be, transfer, and assignment thereof to the Company, enforceable against creditors of, and purchasers from, such Originator.

     5.5. Litigation. Except as set forth in either USX Corporation's or in such
          ----------
Originator's most recently distributed Form 10-K or 10-Q (or as otherwise identified by such Originator to each Funding Agent and the Company in writing), there is no action, suit, arbitration or other proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, arbitrator or arbitrate body pending against such Originator or of which such Originator has otherwise received official notice or which to the knowledge of such Originator is threatened against such Originator, wherein there is a reasonable possibility of an unfavorable decision, ruling or finding that would reasonably be expected to have a Material Adverse Effect, and since the dates of the respective descriptions of proceedings contained in the reports identified above, there has been no change in the status of such proceedings that would reasonably be expected to have a Material Adverse Effect.

     5.6. Accuracy of Information. All reports (if prepared by such Originator
          -----------------------
or one of its Affiliates, or to the extent that information contained therein is supplied by such Originators or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of such Originator to the Company, any Funding Agent or any Purchaser in connection with this Agreement or any other Transaction Document to which it is a party is or will be complete and accurate in all material respects as of its date or as of the date so furnished.

     5.7. Location. Such Originator's location (as such term is used in the
          --------
applicable UCC) and the office where it keeps its records concerning the Receivables are located at the address set forth for such Originator below its signature to this Agreement or in the Joinder Agreement pursuant to which it became a party thereto.

     5.8. Bulk Sales Act. No transaction contemplated hereby requires compliance
          --------------
with any bulk sales act or similar law.

     5.9. Financial Condition.
          -------------------

     (a) On the date hereof, and on the date of each sale of Receivables by each Originator to the Company (both before and after giving effect to such sale), such Originator shall be Solvent.

     (b) The consolidated balance sheets of USS and its Subsidiaries as of December 31, 2000 and the related statements of operations and cash flows for the fiscal year then ended, copies of which have been furnished to the Company, present fairly the consolidated financial position of USS and its Subsidiaries at such date and the consolidated results of their operations for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied; and since such date no event has occurred that has had, or would have, a Material Adverse Effect.

     5.10. Margin Regulations. No use of any funds acquired by such Originator
           ------------------
under this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

     5.11. Quality of Title.
           ----------------

     (a) Each Receivable (together with the Related Rights) which is to be sold or contributed to the Company hereunder is or shall be owned by such Originator, free and clear of any Adverse Claim (other than any Adverse Claim arising solely as a result of any action taken by the Company). Whenever the Company makes a purchase, or accepts a contribution, hereunder, it shall have acquired a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by such Originator and all Collections related thereto, and in such Originator's entire right, title and interest in and to the other Related Rights with respect thereto.

     (b) No effective financing statement or other instrument similar in effect covering any Receivable generated by such Originator or any right related to any such Receivable is on file in any recording office except such as may be filed in favor of the Company or the Originators, as the case may be, in accordance with this Agreement or in favor of the Collateral Agent in accordance with the Receivables Purchase Agreement.

     (c) Each Receivable purchased or contributed hereunder and included, at any time, in the calculation of the Net Receivables Pool Balance, was on the date of such purchase or contribution, an Eligible Receivable.

     (d) Each Receivable purchased or contributed hereunder, and of an Obligor that is not a resident of the United States, is not (and shall not at any time be) subject to any currency controls imposed by any Governmental Authority under the laws of which such Obligor is organized or a political subdivision thereof, which currency controls restrict the ability of such Obligor to pay its obligations in connection with such Pool Receivable.

     5.12. Trade Names. From and after the date that fell five (5) years before
           -----------
the date hereof, such Originator has not been known by any legal name other than its company name as of the date hereof, nor has such Originator been the subject of any merger or other reorganization except as disclosed on Schedule 5.12.
                                                             -------------

     5.13. Taxes. Such Originator has filed all material tax returns and reports
           -----
required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except (i) any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books and (ii) any such taxes that are not reasonably likely to result in a Material Adverse Effect.

     5.14. Licenses and Labor Controversies.
           --------------------------------

     (a) Such Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a Material Adverse Effect; and

     (b) There are no labor controversies pending against such Originator that have had or could reasonably be expected to have a Material Adverse Effect.

     5.15. Reliance on Separate Legal Identity. Such Originator is aware that
           -----------------------------------
Purchasers and the Funding Agents are entering into the Transaction Documents to which they are parties in reliance upon the Company's identity as a legal entity separate from any Originator.

     5.16. Purchase Price. The purchase price payable by the Company to such
           --------------
Originator hereunder is intended by such Originator and Company to be consistent with the terms that would be obtained in an arm's length sale.

     5.17. Investment Company Act. Such Originator is not an "investment
           ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. In addition, such Originator is not a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                   ARTICLE VI

                          COVENANTS OF THE ORIGINATORS

     6.1. Affirmative Covenants. From the date hereof until the first day
          ---------------------
following the Purchase and Sale Termination Date, each Originator will, unless the Company and the Funding Agents shall otherwise consent in writing:

     (a) Compliance with Laws, Etc. Comply in all material respects with all
         -------------------------
applicable laws, rules, regulations and orders (including those with respect to the Receivables generated by it and the related Contracts and other agreements), and preserve and maintain its organizational existence, rights, franchises, qualifications (including to remain qualified as a foreign organization in good standing in each jurisdiction where the nature of its business so requires) and privileges, except to the extent that the failure to do so would not be reasonably expected to have a Material Adverse Effect.

     (b) Offices, Records and Books of Account, Etc. (i) Keep its location (as
         ------------------------------------------
such terms or similar terms are used in the UCC) and the office where it keeps its records concerning the Receivables at the address of such Originator set forth under its name on the signature page hereto (or in the Joinder Agreement pursuant to which it became a party hereto) or, upon thirty days prior written notice to the Company and the Funding Agents, at any other locations in jurisdictions where all actions reasonably requested by the Company and the Funding Agents to protect and perfect the interest of the Company and the Collateral Agent in the Receivables and related items have been taken and completed and (ii) shall provide the Company and the Funding Agents with at least 30 days' written notice before making any change in its name or making any other change in its identity or organizational status that could render any UCC financing statement filed in connection with this Agreement (or other Transaction Documents) "seriously misleading" as such term (or similar term) is used in the UCC; each notice to the Company and the Funding Agents pursuant to this sentence shall set forth the applicable change and the effective date thereof. Such Originator will also maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).

     (c) Performance and Compliance with Contracts and Credit and Collection
         -------------------------------------------------------------------
Policy. At its expense, comply in all material respects with the applicable
------
Credit and Collection Policies with regard to each Receivable and the related Contract, and timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the related Contracts and all other agreements related to the Receivables and Related Rights.

     (d) Ownership Interest, Etc. At its expense, take all action necessary or
         -----------------------
desirable to establish and maintain a valid and enforceable ownership or security interest, in the Receivables, the Related Rights and Collections with respect thereto, free and clear of any Adverse Claim, in favor of the Company and the Collateral Agent (for the benefit of the Purchasers), including taking such action to perfect, protect or more fully evidence the interest of the Company and the Collateral Agent (for the benefit of the Purchasers) as the Company or any Funding Agent may reasonably request.

     (e) Audits. From time to time during regular business hours but no more
         ------
frequently than annually unless a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, as reasonably requested in advance (unless a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists) by the Company or any Funding Agent permit the Company or such Funding Agent, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of such Originator relating to Receivables and the Related Rights, including the related Contracts, and (ii) to visit the offices and properties of such Originator for the purpose of examining and copying such materials described in clause (i) above, and to discuss matters
                                    ----------
relating to Receivables and the Related Rights or such Originator's or performance under the Transaction Documents or under the Contracts with any of the officers, employees, agents or contractors of such Originator having knowledge of such matters.

     (f) Deposits to Lock-Box Accounts, the Concentration Account and the
         ----------------------------------------------------------------
Collection Account. Shall: (i) instruct all Obligors to make payments of all
------------------
Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Banks have access (and shall instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis), and
(ii) deposit, or cause to be deposited, any Collections received by it into the Concentration Account not later than one Business Day after receipt thereof. Each Lock-Box Account shall be subject to a Lock-Box Letter and each of the Concentration Account and the Collection Account shall at all times be subject to a Concentration Account Agreement and a Collection Account Agreement, respectively. Such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account, the Concentration Account or the Collection Account cash or cash proceeds other than Collections.

     (g) Separate Existence of the Company. Take such actions as shall be
         ---------------------------------
required in order that:

          (i) the Company's operating expenses (other than certain organization expenses and expenses incurred in connection with the preparation, negotiation and delivery of the Transaction Documents) will not be paid by such Originator;

          (ii) the Company's books and records will be maintained separately from those of such Originator;

          (iii) all financial statements of such Originator that are consolidated to include the Company will contain a disclosure describing this transaction and will indicate that (A) all of the Company's assets are owned by the Company, and (B) the Company is a separate entity with creditors who have received interests in the Company's assets;

          (iv) such Originator will, at all times, observe all formalities in its dealing with the Company;

          (v) except as otherwise provided in the Receivables Purchase Agreement in connection with the servicing of Receivables, such Originator shall not commingle its funds with any funds of the Company;

          (vi) such Originator will maintain arm's length relationships with the Company, and such Originator will be compensated at market rates for any services it renders or otherwise furnishes to the Company; and

          (vii) such Originator will not be, and will not hold itself out to be, responsible for the debts of the Company or the decisions or actions in respect of the daily business and affairs of the Company.

     6.2. Reporting Requirements. From the date hereof until the first day
          ----------------------
following the Purchase and Sale Termination Date, each Originator shall, unless the Funding Agents and the Company shall otherwise consent in writing, furnish to the Company and the Funding Agents:

          (a) Proceedings. Promptly after such Originator has knowledge thereof,
              -----------
     written notice to the Company and the Funding Agents of (i) all pending proceedings and investigations of the type described in Section 5.5 not
                                                             -----------
     previously disclosed to the Company and the Funding Agents and (ii) all material adverse developments that have occurred with respect to any previously disclosed proceedings and investigations.

          (b) Other. Promptly, from time to time, such other information,
              -----
     documents, records or reports respecting the Receivables, the Related Rights or such Originator's performance hereunder that the Company or any Funding Agent may from time to time reasonably request in order to protect the interests of the Company, the Purchasers, the Collateral Agent or any other Affected Person under or as contemplated by the Transaction Documents.

     6.3. Negative Covenants. From the date hereof until the first day following
          ------------------
the Purchase and Sale Termination Date, each Originator agrees that, unless the Funding Agents and the Company shall otherwise consent in writing (which consent shall not be unreasonably withheld), it shall not:

          (a) Sales, Liens, Etc. Sell, assign (by operation of law or otherwise)
              -----------------
     or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any or all of its right, title or interest in, to or under any Receivable, Related Right or Collections, or upon or with respect to any account to which any Collections of any Receivables are sent, or assign any right to receive income in respect of any items contemplated by this paragraph.

          (b) Extension or Amendment of Receivables. Except as provided in the
              -------------------------------------
     Receivables Purchase Agreement, extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any related Contract.

          (c) Change in Credit and Collection Policy. Make any material change
              --------------------------------------
     in the character of its business or in the Credit and Collection Policy, or any change in the Credit and Collection Policy that would materially and adversely affect the collectibility of the Receivables or the enforceability of any related Contract or the ability of such Originator to perform its obligations under any related Contract or under this Agreement.

          (d) Change in Lock-Box Banks, Lock-Box Accounts and Payment
              -------------------------------------------------------
     Instructions to Obligors. Add or terminate any bank as a Lock-Box Bank or
     ------------------------
     any account as a Lock- Box Account from those listed in Schedule II to the Receivables Purchase Agreement, or make any change in its instructions to Obligors regarding payments to be made to such Originator, the Company or any Lock-Box Account (or related post office box), unless the Funding Agents shall have consented thereto in writing and the Funding Agents shall have received copies of all agreements and documents (including Lock-Box Letters) that they may request in connection therewith.

          (e) Receivables Not to be Evidenced by Promissory Notes or Chattel
          ------------------------------------------------------------------
     Paper. Take any action to cause or permit any Receivable generated by it to
     -----
     become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC) unless such "instrument" or "chattel paper" shall be delivered to the Company (which in turn shall deliver the same to the Collateral Agent for the benefit of the Purchasers).

          (f) Mergers, Acquisitions, Sales, etc. (i) Be a party to any merger or
              ---------------------------------
     consolidation, except (A) a merger or consolidation where such Originator is the surviving corporation or (B) any other merger or consolidation consented to in writing by each Funding Agent (which consent, solely in the case of a merger or consolidation of such Originator into an Affiliate of USS, shall not be unreasonably withheld), prior to the occurrence thereof and pursuant to which all actions requested by any Funding Agent to protect or perfect the interests of the Company and/or the Collateral Agent in the Receivables and Related Rights have been taken or otherwise performed to the satisfaction of each such Funding Agent (including the receipt by such Funding Agents of an opinion of counsel as to any UCC or other company matters relating to such merger or consolidation as either Funding Agent may request) or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

          (g) Accounting for Purchases. Account for or treat (whether in
              ------------------------
     financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Security by such Originator to the Company.

          (h) Transaction Documents. Enter into, execute, deliver or otherwise
              ---------------------
     become bound by any agreement, instrument, document or other arrangement that restricts the right of such Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Documents.

                                  ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     7.1. Rights of the Company. Each Originator hereby authorizes the Company
          ---------------------
and the Servicer or their respective designees to take any and all steps in such Originator's name necessary or desirable, in their respective determination, after the occurrence and during the continuation of a Purchase and Sale Termination Event, to collect all amounts due under any and all Receivables and Related Rights, including, without limitation, endorsing such Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     7.2. Responsibilities of Each Originator. Anything herein to the contrary
          -----------------------------------
notwithstanding:

          (a) Each Originator agrees to (A) direct, and hereby grants to each of the Company and the Collateral Agent (with the consent or at the direction of the Funding Agents) the authority to, after the occurrence and during the continuation of a Purchase and Sale Termination Event, direct, all Obligors of Receivables originated by such Originator to make payments of such Receivables directly to a Lock-Box Account at a Lock-Box Bank, and (B) to transfer any Collections that it receives directly, to Servicer (for deposit to such a Lock-Box Account) within one Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company.

          (b) Each Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve such Originator from such obligations.

          (c) None of the Company, Servicer, the Purchasers, the Funding Agents or the Collateral Agent shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, Servicer, the Purchasers, the Funding Agents or the Collateral Agent be obligated to perform any of the obligations of any Originator thereunder.

          (d) Each Originator hereby grants to Collateral Agent (for the benefit of the Purchasers) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable, after the occurrence and during the continuation of a Purchase and Sale Termination Event, to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the Company (whether or not from such Originator) in connection with any Receivable or Related Right.

     7.3. Further Action Evidencing Purchases. Each Originator agrees that from
          -----------------------------------
time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company, Servicer or any Funding Agent may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the Related Rights) purchased by, or contributed to, the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Company or any Funding Agent, each Originator will:

          (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

          (b) mark the summary master control data processing records with the legend set forth in Section 4.1(i).
                         --------------

Each Originator hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter generated by such Originator. If any Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by such non-performing Originator as provided in Section 9.1.
                                                 -----------
     7.4. Application of Collections. Any payment by an Obligor in respect of
          --------------------------
any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Company or the Funding Agents, be applied first, as
                                                                      -----
a Collection of any Receivables of such Obligor, in the order of the age of such Receivables, starting with the oldest of such Receivables, and second, to any
                                                               ------
other indebtedness of such Obligor.

                                  ARTICLE VIII

                      PURCHASE AND SALE TERMINATION EVENTS

     8.1. Purchase and Sale Termination Events. Each of the following events or
          ------------------------------------
occurrences described in this Section 8.1 shall constitute a "Purchase and Sale
                              -----------                     -----------------
Termination Event":
-----------------

          (a) The Facility Termination Date (as defined in the Receivables Purchase Agreement) shall have occurred; or

          (b) Any Originator shall fail to make any payment or deposit to be made by it hereunder when due; or

          (c) Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made; or

          (d) Any Originator shall fail to perform or observe in any material respect any agreement contained in any of Sections 6.1(g) or 6.3; or
                                               ---------------    ---

          (e) Except as otherwise specifically provided in this Section 8.1, any
                                                                -----------
     Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall continue unremedied for a period of 30 days; or

          (f) (i) Any Originator shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Originator seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for all or any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), such proceeding shall remain undismissed or unstayed for a period of 60 days; or (ii) any Originator shall take any action to authorize any of the actions set forth in clause (i) above in this Section 8.1(f); or
        ----------               --------------

          (g) A contribution failure shall occur with respect to any benefit plan sufficient to give rise to a lien under Section 302(f) of ERISA, or the Internal Revenue Service shall, or shall indicate its intention in writing to any Originator to, file notice of a lien asserting a claim or claims pursuant to the Code with regard to any of the assets of such Originator, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention in writing to such Originator or an ERISA Affiliate to, either file notice of a lien asserting a claim pursuant to ERISA with regard to any assets of such Originator or an ERISA Affiliate or terminate any benefit plan that has unfunded benefit liabilities.

     8.2. Remedies.
          --------

     (a) Optional Termination. Upon the occurrence of a Purchase and Sale
         --------------------
Termination Event, the Company shall have the option by written notice to the Originators (with a copy to each Funding Agent) to declare the Purchase and Sale Termination Date to have occurred.

     (b) Remedies Cumulative. Upon any termination of the Purchase Facility
         -------------------
pursuant to this Section 8.2, the Company shall have, in addition to all other
                 -----------
rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                   ARTICLE IX

                                INDEMNIFICATION

     9.1. Indemnities by the Originators. Without limiting any other rights
          ------------------------------
which the Company may have hereunder or under applicable law, each Originator, severally and for itself alone, and USS, jointly and severally with each Originator, hereby agrees to indemnify the Company and each of its assigns, officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on
                       -----------------------------------
demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and
                                                                   ------------
Sale Indemnified Amounts") awarded against or incurred by any of them arising
------------------------
out of or as a result of the following:

          (a) the transfer by such Originator of an interest in any Receivable or Related Right to any Person other than the Company;

          (b) the breach of any representation or warranty made or deemed made by such Originator under this Agreement or any other Transaction Document, or any information or report delivered by such Originator pursuant hereto or thereto which shall have been false or incorrect in any respect when made or deemed made;

          (c) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

          (d) the failure to vest in the Company an ownership interest in the Receivables generated by such Originator and the Related Rights free and clear of any Adverse Claim;

          (e) the failure of such Originator to file with respect to itself, or any delay by such Originator in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by such Originator or any Related Rights, whether at the time of any purchase or contribution or at any subsequent time;

          (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by such Originator (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the goods or services related to any such Receivable or the furnishing of or failure to furnish such goods or services;

          (g) any litigation, proceeding or investigation against such Originator;

          (h) any tax or governmental fee or charge (other than any tax excluded pursuant to the proviso below), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase, contribution or ownership of the Receivables or any Related Right connected with any such Receivables;

          (i) any failure of such Originator to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document; and

          (j) the commingling of Collections on Receivables of such Originator, at any time with other funds;

excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent
---------  -------
resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables due to credit reasons of the related Obligor to any indemnitor and (iii) any overall net income taxes or franchise taxes imposed on such Purchase and Sale Indemnified Party by the jurisdiction under the laws of which such Purchase and Sale Indemnified Party is organized or any political subdivision thereof.

     If for any reason the indemnification provided above in this Section 9.1 is
                                                                  -----------
unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of the Originators, severally and for itself alone, and USS, jointly and severally with each Originator, shall contribute to the amount paid or payable by such

Purchase and Sale Indemnified Party as a result of such loss, claim, damage or liability to the maximum extent permitted under applicable law.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1. Amendments, etc.
           ---------------

     (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company, the Funding Agents and the Originators (with respect to an amendment) or by the Company (with respect to a waiver or consent by it); provided, however, that no such material amendment shall be effective
        --------  -------
unless the Rating Agency Condition shall have been satisfied with respect thereto.

     (b) No failure or delay on the part of the Company, Servicer, any Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, Servicer, or any Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     10.2. Notices, etc. All notices and other communications provided for
           ------------
hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone.

     10.3. No Waiver; Cumulative Remedies. The remedies herein provided are
           ------------------------------
cumulative and not exclusive of any remedies provided by law.

     10.4. Binding Effect; Assignability. This Agreement shall be binding upon
           -----------------------------
and inure to the benefit of the Company and each Originator and their respective successors and permitted assigns; provided, however, that no Originator may
                                  --------  -------
assign its rights hereunder or any interest
herein or delegate its duties hereunder without the prior consent of the Company and the Funding Agents. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Purchase and Sale Termination Date on which the Originators have received payment in full for all Receivables and Related Rights purchased pursuant to Section 1.1 hereof. The
                                                     -----------
rights and remedies with respect to any breach of any representation and warranty made by any Originator pursuant to Article V and the indemnification
                                            ---------
and payment provisions of Article IX and Section 10.6 shall be continuing and
                          ----------     ------------
shall survive any termination of this Agreement.

     10.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
           -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10.6. Costs, Expenses and Taxes. In addition to the obligations of the
           -------------------------
Originators under Article IX, each Originator agrees to pay on demand:
                  ----------

          (a) all reasonable costs and expenses in connection with the enforcement of this Agreement and the other Transaction Documents; and

          (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     10.7. Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY (a)
           --------------------------
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN
SECTION 10.2; AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A NONAPPEALABLE
------------
FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT
                                 ------------
TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING

AGAINST ANY ORIGINATOR OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     10.8. Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO
           --------------------
A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     10.9. Captions and Cross References; Incorporation by Reference. The
           ---------------------------------------------------------
various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     10.10. Execution in Counterparts. This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     10.11. Acknowledgment and Agreement. By execution below, each Originator
            ----------------------------
expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement shall be assigned by the Company to the Collateral Agent (for the benefit of the Purchasers) pursuant to the Receivables Purchase Agreement, and such Originator consents to such assignment. Each of the parties hereto acknowledges and agrees and hereby intends that the Collateral Agent, the Funding Agents and the Purchasers are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which such Originator is a party.

                           (SIGNATURE PAGE TO FOLLOW)

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    U.S. STEEL RECEIVABLES LLC


                                    By: /s/ L.T. Brockway
                                        ----------------------------------------
                                    Name: L.T. Brockway
                                    Title: Vice President

                                    Address:    600 Grant Street
                                                Pittsburgh, PA 15219
                                                Attention: Assistant Treausurer-
                                                Cash & Banking
                                                Telephone: (412) 433-4759
                                                Facsimile: (412) 433-4567


                                    UNITED STATES STEEL LLC,
                                      as initial Servicer


                                    By: /s/ D.C. Greiner
                                        ----------------------------------------
                                    Name: D.C. Greiner
                                    Title: Assistant Treasurer

                                    Address:    600 Grant Street
                                                Pittsburgh, PA 15219
                                                Attention: Assistant Treausurer-
                                                Cash & Banking
                                                Telephone: (412) 433-4759
                                                Facsimile: (412) 433-4567

                                    UNITED STATES STEEL LLC,
                                      as initial Servicer


                                    By: /s/ G.R. Haggerty
                                        ----------------------------------------
                                    Name: G.R. Haggerty
                                    Title: Vice President
                                           Accounting & Finance

                                    THE ORIGINATORS:

                                    UNITED STATES STEEL LLC,
                                      as an Originator


                                    By: /s/ D.C. Greiner
                                        ----------------------------------------
                                    Name: D.C. Greiner
                                    Title: Assistant Treasurer

                                    Address:    600 Grant Street
                                                Pittsburgh, PA 15219
                                                Attention: Assistant Treausurer-
                                                Cash & Banking
                                                Telephone: (412) 433-4759
                                                Facsimile: (412) 433-4567

                                    UNITED STATES STEEL LLC,
                                      as an Originator


                                    By: /s/ G.R. Haggerty
                                        ----------------------------------------
                                    Name: G.R. Haggerty
                                    Title: Vice President
                                           Accounting & Finance

                                 SCHEDULE 5.12

                                  TRADE NAMES

                                   EXHIBIT A

                            FORM OF PURCHASE REPORT

                                   EXHIBIT B

                              FORM OF COMPANY NOTE

                                   EXHIBIT C

                           FORM OF JOINDER AGREEMENT